Exhibit 23.1







January 9, 2001





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



         We hereby consent to the use in the Amendment No.2 to Form S-4 Registration Statement of I-Trax, Inc., our report dated March 13, 2000, except for note 10-c as to which the date is April 4, 2000 relating to the financial statements of I-Trax.com, Inc, which appears in such Amendment No.2 to Form S-4 Registration Statement.




/s/Massella, Tomaro & Co., LLP
Jericho, NY




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